INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED APRIL 30, 2021 TO THE PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 26, 2021,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Variable Rate Investment Grade ETF (VRIG)
(the “Fund”)
Effective May 7, 2021, Jeffrey W. Kernagis is no longer a Portfolio Manager of the Fund. Accordingly, on that date, all information and references related to him are removed from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.
Additionally, effective immediately, the following disclosure is added in the section “Summary Information – Principal Risks of Investing in the Fund” of the Summary Prospectus and Prospectus and in the section “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund” of the Prospectus:
Foreign Fixed-Income Investment Risk
. Investments in fixed-income securities of
non-U.S.
issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.
Valuation Risk
. Financial information related to securities of
non-U.S.
issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a
non-U.S.
security held by the Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities maybe fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a security is sold at a discount to its established value.
Valuation Time Risk
. Because foreign exchanges may be open on days when the Fund does not price its Shares, the value of the
non-U.S.
securities in the Fund’s portfolio may change on days when you will not be able to purchase or sell your Shares. As a result, trading spreads and the resulting premium or discount on the Shares may widen, and, therefore, increase the difference between the market price of the Shares and the NAV of such Shares.

Effective immediately, the following disclosure replaces “Changing U.S. Fixed-Income Market Conditions Risk” in the section “Summary Information – Principal Risks of Investing in the Fund” of the Summary Prospectus and Prospectus and in the section “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund” of the Prospectus:
Changing Global Fixed-Income Market Conditions Risk
. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the
COVID-19
pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline.
Please Retain This Supplement For Future Reference.
P-VRIG-SUMSTATSAI-SUP
043021